Corporate Presentation January 2021 Exhibit 99.1

Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks in the U.S. and overseas, including, without limitation, C4 THERAPEUTICS, TORPEDO, BIDAC and MONODAC. All trademarks or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks and trade names in this prospectus are referred to without the symbols ® and ™, but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Forward-looking Statements and Intellectual Property 2

Targeted Protein Degradation Has the Potential to Transform Treatment of Disease

<15%

Of Human Proteome Addressable by Small Molecule Inhibitors

Substantial opportunity to develop treatments for targets previously considered undruggable


POST
TREATMENT
Before
15 weeks
23 weeks

Adapted from Wagle et al, J Clin Oncol, 2011

Cancers become resistant to standard therapies and treatment options are then limited

$63B

2018 Global Revenue

Oncology small molecule therapies generate significant revenue despite known limitations

Targeted Protein Degradation Has Potential to Drug the Remaining ~85% of the Human Proteome and Overcome Resistance to Existing Inhibitor Medicines

Sources: Hopkins, A., Groom, C. The druggable genome. Nat Rev Drug Discov 1, 727–730 (2002). https://doi.org/10.1038/nrd892; "A view on drug resistance in cancer" Nature | Vol 575 | 14 November 2019; Fact.MR: https://www.factmr.com/report/3747/oncology-small-molecule-drugs-market

C4 Therapeutics

© C4 Therapeutics, Inc.

3

C4T is Well Positioned to Develop Targeted Protein Degradation Medicines to Transform Patient Care 4 Strong balance sheet with runway to end of 2023* TORPEDO platform has potential to efficiently design highly potent degrader medicines 4 programs expected in the clinic by end of 2022 14 additional programs in earlier pre-clinical development 3 partnerships expand platform potential; up to $2B in potential milestones *12/31/20 unaudited cash balance of approximately $370M

The Human Body Has A Natural Process to Destroy Unwanted Proteins 5 1 2 3 4

Focus on Overall Catalytic Degradation Targeted Protein Degradation Leverages the Body’s Natural Process to Destroy Disease-Causing Proteins 6

Targeted Protein Degradation Offers Fundamental Advantages Over Protein Inhibition 7 Improved Potency Fast Response High Selectivity Expansive Target Landscape 1 2 3 4

TORPEDO (Target ORiented ProtEin Degrader Optimizer) Platform

Our TORPEDO Platform Has Potential to Efficiently Design Highly Potent Targeted Protein Degrader Medicines Ability to Develop both MonoDACs & BiDACS Focus on Catalytic Efficiency Ability to Design, Analyze & Predict Degrader Performance Investment in Cereblon as E3 Ligase Flexibility to address different targets with tailored approach Optimization of overall degradation process results in maximal efficacy Rapid delivery of potent drug candidates through informed and efficient drug discovery Cereblon is expressed in all tissues and cellular compartments, thereby providing the largest target selection opportunity Benefits Elements 9

TORPEDO Platform Offers Flexibility to Design MonoDACs and BiDACs Flexibility to Address Different Targets with Tailored Approach 10

Enhanced Catalytic Activity Drives Efficacy Improved Catalytic Activity of Degrader A… …Drives Significant Improvement in Target Knockdown 11 Source: C4T data on file

TORPEDO Platform: Robust Drug Discovery Process Enabling Higher Confidence in In Vivo Efficacy Rapid Delivery of Potent Drug Candidates Through Informed and Efficient Drug Discovery 12 Analyze Cellular degradation data fitted using an enzymology framework Key parameters describe intrinsic degradation activity Predict Universal modeling framework merges degradation activity with degrader exposure Robust predictions of depth and duration of in vivo target degradation at any dose Design Computational method incorporates experimental data to identify top models Atomic-level degrader design utilized to improve selectivity and potency

TORPEDO is Based on a Deep Focus on Cereblon, Providing the Largest Target Selection Opportunity  Programs Benefit from Desirable Properties of C4T’s Cereblon Binders  13 Cereblon E3 Ligase Investment in rich toolkit of intellectual property with 14 structurally distinct Cereblon binders Cereblon is expressed in all tissues and in all cellular compartments Cereblon, harnessed by IMiDs, is the only clinically validated ligase for targeted protein degradation C4T’s binders enable drug discovery with enhanced oral bioavailability, solubility, permeability & stability

TORPEDO Platform Has Delivered a Robust Degrader Pipeline; Four Clinical Programs Expected by End of 2022 9 Additional Undisclosed Collaborator Programs in Discovery 14

Three Strategic Target Platform Collaborations Expand Platform Potential 15 4.5-year term beginning January 2019 Focus is on neurological conditions with up to 5 targets total 5-year term beginning March 2017 Focus is on treating diseases of aging, including cancer Signed March 2016 and continues until completion of 6 programs Focus is on oncology treatments targeting a specified set of proteins

IKZF1/3 CFT7455

IKZF1/3: Maximal Catalytic Activity Leads to Improved Efficacy

Strong Rationale for Degrader Approach

- Multiple myeloma (MM) and Non-Hodgkin's lymphomas (NHLs) are dependent on IKZF1/3
- Existing IKZF1/3 degraders have limited potency

Clear Unmet Need

- Patients progress on approved IMiD therapies
- Approved IMiDs have limited activity in NHLs

Defined Patient Populations

- MM: ~32K cases/year; median 5-year overall survival (OS): 52%
- NHL: ~77K cases/year
- PTCL: ~4% of all NHLs; median 5-year OS: 20-32%
- MCL: ~7% of all NHLs; median OS: 4-5 years

Compelling Development Opportunity

- Potential for accelerated approval in select indications
- Opportunity to expand into earlier lines of MM therapy

Source: NIH SEER Database, Primary Literature Consensus

Patient figures represent estimated U.S. annual incidence
PTCL = peripheral T-cell lymphoma; MCL = mantle cell lymphoma

C4 Therapeutics
© C4 Therapeutics, Inc.
17

CFT7455 Demonstrates Improved Efficacy Compared to Both Approved and Most Advanced Development-stage IKZF1/3 Degraders CFT7455 In Vivo Efficacy – Complete Regression in MM Model CFT7455 In Vivo Efficacy Durable After End of Dosing Period 18 Source: C4T data on file QD Dosing NCI-H929 Tumor Volume (mm3)

CFT7455 Demonstrates Tumor Regression in Multiple Myeloma Xenograft Insensitive to Pomalidomide CFT7455 Active in RPMI-8226, Relative to Pomalidomide CFT7455 Active in RPMI-8226 After Tumor Progression on Pomalidomide Treatment 19 Source: C4T data on file D18

CFT7455 Phase 1/2 Trial Design Offers Potential for Accelerated Approval Across Three Indications


Phase 1 Dose Escalation
Phase 2 Expansion
Cohort A:
Monotherapy(1)
R/R Multiple Myeloma (MM)
& Non-Hodgkin's Lymphoma
(NHL)
N =~6-12
Cohort B1:
R/R Multiple Myeloma
Monotherapy
N =~12
Cohort B2:
R/R Multiple Myeloma
Combination with
Dexamethasone(2)
N =~12
Cohort C:
Non-Hodgkin's Lymphoma
Monotherapy
N =~12
R/R Multiple Myeloma
Monotherapy
N =~30
R/R Multiple Myeloma
Combo w/
Dexamethasone
N =~30
Mantle Cell Lymphoma
N=~20
Peripheral T-Cell
Lymphoma
N=~20

IND Submitted December 2020; Trial Expected to Initiate in 1H 2021

(1) 28-day cycle / dose limiting toxicity (DLT) window; (2) Combination therapy cohorts will open once each CFT7455 dose level has been cleared for safety

C4 Therapeutics
© C4 Therapeutics, Inc.
20

BRD9 CFT8634

BRD9: Drugging the Undruggable with a Degrader Approach

Strong Rationale for Degrader Approach

- Synovial sarcoma (SS) is dependent on BRD9, which is caused by the oncogenic SS18-SSX translocation
- Oncogenicity of BRD9 depends on sub-domains not addressed by traditional inhibitors

Clear Unmet Need

- Very limited benefit of treatments for metastatic or advanced SS – median survival ~18 months

Defined Patient Populations

- SS: ~900 cases/year
- ~10% of all soft tissue sarcomas

Compelling Development Opportunity

- Well defined path to registration in SS and metastatic population already under management at academic centers
- Precedent for approval with a single-arm study in second-line setting

Source: NIH SEER Database, Primary Literature Consensus

Patient figures represent estimated U.S. annual incidence

C4 Therapeutics

© C4 Therapeutics, Inc.

22

BRD9 Dependency in Synovial Sarcoma 23 Specifically degrades BRD9 and spares BRD4 and BRD7, avoiding potential off-target toxicities Oncogenicity of BRD9 depends on sub-domains not addressed by traditional inhibitors Advantages of BRD9 degradation Mechanistic Rationale Leveraging a protein degrader approach enables us to effectively target BRD9 since our degraders do not require the binding site to be specifically at the physiologically active domain.

Robust Responses of CFT8634 Seen in Preclinical Synovial Sarcoma Models Dose Response Activity Yamato Xenograft Model Dose Response Activity Patient Derived Xenograft Model 24 IND Submission for CFT8634 Expected in 2H 2021 Source: C4T data on file

BRAF

BRAF: Utilizing a Degrader Approach to Overcome Resistance Mutations

Strong Rationale for Degrader Approach

- Approved BRAF inhibitors cause paradoxical RAF activation, which may result in diminished efficacy
- Potential for degraders to effect deeper elimination of mutant BRAF signaling and create more durable response

Clear Unmet Need

- BRAF mutations occur in ~15% of all cancers
- ~70% - 90% of BRAF mutations are V600E
- Resistance to three approved BRAF inhibitors emerges through multiple paths, resulting in a median PFS of <15 months

Defined Patient Populations

- >70K annual incidence across melanoma, NSCLC, colorectal cancer (CRC) and other malignancies
- 50% of late-stage melanoma
- 1-2% of NSCLC
- 10-20% of CRC
- 50% of papillary thyroid cancer
- 100% of hairy cell leukemia
- >50% of Langerhans cell histiocytosis (LCH)

Compelling Development Opportunity

- Large patient population defined by failure of available BRAF inhibitors
- Target Population: V600E melanoma and/or NSCLC after failure of MEK inhibitor + BRAF inhibitor with indication specific expansion opportunities

Source: NIH SEER Database, Primary Literature Consensus

Patient figures represent estimated U.S. annual incidence

BRAF program is partnered with Roche

C4 Therapeutics

© C4 Therapeutics, Inc.

26

BRAF Degrader to Overcome Limitations of Approved BRAF Inhibitors


Mechanistic Rationale
Inhibitor causes paradoxical activation of wildtype RAF
mtNRAS
Application of Inhibitor Drug
mtNRAS
BRAF V600E
wtRAF
BRAF V600E
wtRAF
mtNRAS
Application of Degrader Drug
BRAF V600E
wtRAF
Degrader prevents dimer formation and avoids paradoxical activation

Advantages of BRAF V600E Degradation

- Specifically target mutant BRAF over wildtype BRAF
- Prevent mutant BRAF incorporation into RAF dimers
- Avoid paradoxical activation and associated failure of therapy due to resistance mechanisms dependent on BRAF inhibitor mediated paradoxical activation

BRAF program is partnered with Roche

C4 Therapeutics
© C4 Therapeutics, Inc.
27

BRAF Degraders Show Superior Efficacy Compared to Approved BRAF Inhibitors C4T BRAF Degrader Shows More Durable Efficacy Than Encorafenib C4T BRAF Degrader Shows More Durable Efficacy Than Dabrafenib 28 IND Enabling Studies Planned for 2021 Tumor Volume (mm3) Days of Treatment BRAF program is partnered with Roche Source: C4T data on file Vehicle po BID Encorafenib 6 mg/kg PO BID C4T Degrader A C4T Degrader B Vehicle Dabrafenib 100 mg/kg PO QD C4T Degrader C

RET

RET Degradation: Opportunity to Overcome Resistance Mutations

Strong Rationale for Degrader Approach

- RET is a receptor tyrosine kinase (RTK) that plays a role in normal development but can cause cancer when mutated
- Resistance develops to approved RET inhibitors due to mechanisms including new RET mutations, which make inhibitors inactive

Clear Unmet Need

- No effective targeted therapy after failure of approved first-line RET inhibitors

Defined Patient Populations

- ~10K annual incidence of RET-driven disease across lung, thyroid, and other cancers
- 1-2% of NSCLC
- 60% of sporadic medullary thyroid cancer

Compelling Development Opportunity

- Well defined registration path in existing, genetically defined patient population with no effective treatment option after RET tyrosine kinase inhibition (TKI)
- Target Population: second line RET-altered cancers; potential for front-line opportunity

Sources: NIH SEER Database, https://pubmed.ncbi.nlm.nih.gov/29284153/, Primary Literature Consensus

Patient figures represent estimated U.S. annual incidence

C4 Therapeutics

© C4 Therapeutics, Inc.

30

Mechanistic Rationale RET Degradation May Have Improved Activity Compared to Best-In-Class RET Inhibitors 31 Advantages of RET Degradation RET degrader is active against key secondary mutations that cause resistance, including both the gatekeeper and solvent front mutations Against RET without secondary mutation, as in the front-line setting, degradation may offer deeper and more durable response than inhibition

RET Degrader Has an Excellent Cell Growth Inhibition Profile In RET Fusions and Common Resistance Mutations

Drug Naïve, Driver Translocation/Mutation

KIF5B-RET Fusion


Ba/F3 (KIF5B-RET WT)
% Response
150
100
50
0
-50
0.01
0.1
1
10
100
1000
Concentration (nM)

Activating Mutation


Ba/F3 (RET M918T)
% Response
150
100
50
0
-50
0.01
0.1
1
10
100
1000
Concentration (nM)

RET Inhibitor Acquired-Resistance Mutants

Solvent Front Mutation


Ba/F3 (KIF5B-RET G810R)
% Response
150
100
50
0
-50
0.01
0.1
1
10
100
1000
Concentration (nM)

Gatekeeper Mutation


Ba/F3 (KIF5B-RET V804M)
% Response
150
100
50
0
-50
0.01
0.1
1
10
100
1000
Concentration (nM)

Pralsetinib   Selpercatinib   2nd Gen RET TKI   CFT RET Degrader

IND Enabling Studies Planned for 2021

Source: C4T data on file

C4 Therapeutics
© C4 Therapeutics, Inc.
32

Lead Programs Offer Compelling Opportunities to Address Unmet Need in Multiple Patient Populations

IKZF1/3 CFT7455	BRD9 CFT8634	BRAF BiDAC	RET BiDAC
NON-HODGKIN's LYMPHOMA: 77K cases/year MULTIPLE MYELOMA: 32K cases/year 5-year survival **52%**	SYNOVIAL SARCOMA **900** cases/year MEDIAN PFS OF 1L CHEMOTHERAPY **6.3** months	**>70K** cases/year MELANOMA, NSCLC, CRC AND OTHER MALIGNANCIES PFS across approved BRAF inhibitors **<15** months	**1-2%** of NSCLC median PFS **~16.5** months (selpercatinib) **60%** of sporadic medullary thyroid cancer

Sources: National Cancer Institute's Surveillance, Epidemiology, and End Results (SEER) Database
MM survival: https://seer.cancer.gov/archive/csr/1975_2015/browse_csr.php?sectionSEL=18&pageSEL=sect_18_table.08.html#table2 . SS PFS: M. Vlenterie et al. European Journal of Cancer 58 (2016) 62e72; BRAF PFS: Cell Press Review, Trends in Cancer, September 2020, Vol. 6, No. 9; RET PFS: NJEM 383;9 nejm.org 8/27/20

Patient figures represent estimated U.S. annual incidence

C4 Therapeutics
© C4 Therapeutics, Inc.
33

2021 Milestones Support Progress Toward Goal of Four Clinical-Stage Programs by Year-End 2022 34 IKZF1/3 (CFT7455) BRD9 (CFT8634) BRAF RET Phase 1/2 Initiation IND Submission Phase 1 Top-line Safety & Efficacy Proof of Mechanism Phase 1 Initiation Phase 1 Initiation Phase 1 Initiation IND Enabling Studies IND Enabling Studies

C4T is Well Positioned to Develop Targeted Protein Degradation Medicines to Transform Patient Care 35 Strong balance sheet with runway to end of 2023* TORPEDO platform has potential to efficiently design highly potent degrader medicines 4 programs expected in clinic by end of 2022 14 additional programs in earlier pre-clinical development 3 partnerships expand platform potential; up to $2B in potential milestones *12/31/20 unaudited cash balance of approximately $370M

Thank You